Exhibit 10.72

     STOCK OPTION AGREEMENT made as of the 29th day of January, 2002 by and between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation (the "Company"), and Patrick McLaughlin (Optionee").

     WHEREAS, pursuant to the National Medical Health Card Systems, Inc. 1999 Stock Option Plan (the "Plan"), the Company desires to grant to the Optionee, and the Optionee desires to accept, an option to purchase shares of the Company's common stock, par value $.001 per share (the "Common Stock") upon the terms and conditions set forth herein.

     NOW THEREFORE the parties hereto agree as follows:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase One Hundred Twenty Five Thousand (125,000) shares of Common Shares (the "Option Shares") pursuant to the Plan. The Option shall vest and become exercisable in accordance with the provisions of Section 4 below.

     2. NATURE OF OPTION.  The Option is intended  to meet the  requirements  of
Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

     3. OPTION PRICE. The exercise price per share of the Option shall be $12.45 (the "Option Price").

     4. 4. VESTING. Except as specifically provided otherwise herein or in the Plan, and subject to the Optionee remaining in the continuous employment with, or otherwise providing consulting services to, the Company or its subsidiaries through the applicable vesting dates provided below, the Option shall become vested and exercisable, in cumulative increments, as follows:

     a. the Option shall become vested and exercisable (i) with respect to one-sixth of the shares of Common Stock subject thereto upon the date, if any, that it is finally determined that the "First Contingent Amount" shall be paid by the Company (the "First Contingent Payment Date") in accordance with the terms of the Asset Purchase Agreement dated as of January 29, 2002 among the Company, HSL Acquisition Corp., Health Solutions Ltd. And the other persons named therein (the "Asset Purchase Agreement"), and (ii) with respect to an additional one-sixth of the shares of Common Stock subject thereto on each of the first and second anniversaries of First Contingent Payment Date; and

     b. the Option shall become vested and exercisable (i) with respect to one-fourth of the shares of Common Stock subject thereto upon the date, if any, that it is finally determined that the "Second Contingent Amount" shall be paid by the Company (the "Second Contingent Payment Date") in accordance with the terms of the Asset Purchase Agreement and (ii) with respect to an additional one-fourth of the shares of Common Stock subject thereto on each of the first anniversary of Second Contingent Payment Date.

     Nothwithstanding anything in this Section 4 to the contrary, (a) the Option shall become fully vested and exercisable on the ninth anniversary of the date hereof, provided that the Optionee has been in continuous employment or other service with the Company or its subsidiaries through such date and (b) in addition to the other conditions set forth herein, the Option shall not be exercisable at any time following the submission by a Purchaser Indemnified Party of a bona fide claim under Article VIII of the Asset Purchase Agreement in respect of any Losses ("Claimed Losses"). In the event (i) that it is ultimately determined in accordance with the terms of the Asset Purchase Agreement that such Purchaser Indemnified Party is not entitled to indemnification for all or a portion of such Claimed Losses or (ii) the Purchaser Indemnified Party successfully recovers the full amount of such Claimed Losses or (ii) the Purchaser Indemnified Party successfully recovers the full amount of such Claimed Losses, the Option shall become exercisable in accordance with the other terms and conditions herein. Capitalized terms used in this paragraph and not otherwise defined shall have the meaning ascribed to such terms in the Asset Purchase Agreement.

     5. TERM OF OPTION; TERMINATION. Unless sooner terminated in accordance with this Agreement or the Plan, the Option shall expire and terminate on the tenth anniversary of the date hereof and in no event shall be exercisable after such date. Upon the Optionee's death or termination of the Optionee's employment or other service with the Company and its subsidiaries, the Option, and the Optionee's (and, if applicable, his beneficiaries') rights thereunder, shall be controlled by the provisions of Section 12 of the Plan.

     6. EXERCISE OF OPTION. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for in the Plan (together with the amount deemed necessary by the Company to enable it to satisfy any tax withholding obligations attributable to the exercise), the Company shall tender to the Optionee certificates issued in the Optionee's name evidencing the number of Option Shares covered thereby. No shares of Common Stock shall be issued hereunder until full payment for such shares has been made and any other exercise conditions have been fully satisfied. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date such shares are issued to the Optionee on the Company's records. No adjustment shall be made for dividends or distributions or the granting of other rights for which the record date is prior to the date such shares are issued.

     7. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee's lifetime, shall not be exercisable by any person other than the Optionee.

     8. ACQUISITION EVENTS. In the event of a merger, consolidation, mandatory share exchange or other similar business combination of the Company with or into any other entity (the "Successor Entity") or any transaction in which another person or entity acquires all the issued and outstanding capital stock of the Company, or all or substantially all the assets of the Company (each an "Acquisition Event"), the Option may be assumed or an equivalent option may be substituted by the Successor Entity or a parent of the Successor Entity. If and to the extent that the Option is not assumed or replaced with a substantially equivalent option, then the Optionee shall have the right to exercise in full the Option, whether or not otherwise vested or exercisable, but contingent upon the occurrence of the Acquisition Event, in which case the Company shall notify the Optioneee in writing or electronically that the Option shall become fully exercisable at least thirty (30) days prior to the consummation of the Acquisition Event, and the Option, to the extent not exercised prior to the consummation of the Acquisition Event, shall thereupon terminate.

     9. NO EMPLOYMENT OR OTHER SERVICE RIGHTS. Nothing in this Agreement shall confer upon the Optionee a right to continue in the employ of, other service with, the Company or its subsidiaries or interfere in any way with the right of the Company or its subsidiaries to terminate the employment or other service of the Optionee.

     10. INCORPORATION BY REFERENCE. The terms and conditions of the Plan, a copy of which the Optionee acknowledges receipt of, are hereby incorporated by reference and made a part hereof.

     11. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Secretary and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

     12. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

     13. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understanding between the parties hereto. This Agreement may not be modified (except as otherwise provided in the Plan) other than by written instrument executed by the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                                     NATIONAL MEDICAL HEALTH
                                                     CARD SYSTEMS, INC.
                                                     By:

                                                     --------------------------
                                                     Bert Brodsky, Chairman



                                                     --------------------------
                                                     Signature of Optionee


                                                     --------------------------
                                                     Name of Optionee


                                                     --------------------------
                                                     Address of Optionee

                                                                   EXHIBIT A

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

                              OPTION EXERCISE FORM


     The undersigned hereby irrevocably elects to exercise the within Option dated __________________ to the extent of purchasing___________________ Common
Shares of National Medical Health Card Systems, Inc. The undersigned hereby makes a payment of $______________ in payment therefor.


                                                       ------------------------
                                                       Name of Optionee


                                                       ------------------------
                                                       Signature of Optionee


                                                       ------------------------
                                                       Address of Holder


                                                       ------------------------
                                                       Date